Exhibit 99.1

FOR IMMEDIATE RELEASE

Group 1 Automotive Announces Record Third Quarter 2021 Financial Results
•Record Quarterly EPS of $9.33
•Total Revenues Increase 15%
HOUSTON, TX, October 28, 2021 - Group 1 Automotive, Inc. (NYSE: GPI), (“Group 1” or the “Company”), an international, Fortune 500 automotive retailer, with 191 dealerships located in the U.S., U.K., and Brazil, today reported an all-time record third quarter 2021 (“current quarter”) net income per diluted share of $9.33, a 36.5% increase from $6.83 per diluted share as reported for third quarter 2020 (“prior year quarter”).
Current quarter adjusted net income per diluted share (a non-GAAP measure) was an all-time quarterly record of $9.62, a 38.0% increase from $6.97 adjusted net income per diluted share for the prior year quarter, and an increase of 219.1% over the pre-pandemic third quarter of 2019. Current quarter net income was $172.1 million, a 36.1% increase compared to net income of $126.4 million in the prior year quarter. Current quarter adjusted net income (a non-GAAP measure) was $177.5 million, a 37.6% increase compared to adjusted net income of $129.0 million for the prior year quarter. The Company’s current quarter total revenues were $3.5 billion, a 15.4% increase compared to total revenues of $3.0 billion in the prior year quarter.
“Continued strong vehicle margins, further improvement in our service volume, and diligent cost control delivered this quarter’s impressive results,” said Earl J. Hesterberg, Group 1’s President and Chief Executive Officer. “We continue to sell most new vehicles almost immediately upon manufacturer delivery. Assuming no material change in consumer demand, this dynamic should continue throughout the fourth quarter and into 2022. In addition to the recently announced dealership acquisition in the Dallas and Sacramento markets, we remain on track to close the purchase of the Prime Auto Group in November.”
Current quarter adjusted net income and diluted earnings per share excluded net after-tax adjustments of $5.4 million, or $0.29 per common share, related to a loss on debt extinguishment of $3.8 million, or $0.21 per common share; acquisition costs of $3.4 million, or $0.18 per common share; an asset impairment charge of $1.3 million, or $0.07 per common share; and hurricane related losses of $0.4 million or $0.02 per common share. These adjustments were partially offset by favorable legal settlements of $2.9 million, or $0.16 per common share; and a non-cash gain associated with certain interest rate swaps of $0.7 million, or $0.04 per common share. Prior year quarter adjusted net income and diluted earnings per share excluded a net after-tax adjustment related to a loss on debt redemption of $2.6 million, or $0.14 per common share. Reconciliations of non-GAAP financial measures are included in the attached financial tables. Certain disclosures may not compute due to rounding.
Consolidated Operating Highlights for Current Quarter (year-over-year comparable basis)
Reported:
•Total revenues increased 15.4%, to $3.5 billion.
•Total gross profit increased 27.6%, to $653.2 million.
•New vehicle revenues only decreased 0.3%, despite an 11.9% decline in units sold, driven by an increase in gross profit per retail unit (PRU) of 91.8%, to $4,773.
•Used vehicle retail revenues increased 44.0%, driven by a 12.8% increase in units sold, and an increase in used vehicle retail gross profit PRU of 23.0%, to $2,279.
•Parts and service gross profit increased 12.3%, on a 13.8% increase in revenue.
•Finance and Insurance (F&I) gross profit PRU increased 13.9%, to $1,885.
•Selling, General and Administrative (SG&A) expenses as a percentage of gross profit decreased 77 basis points, to 59.0%. Adjusted SG&A expenses (a non-GAAP measure) as a percentage of gross profit decreased 96 basis points, to 58.8%.

Same Store on a Constant Currency Basis (a non-GAAP measure):
•Total revenues increased 11.5%.
•Total gross profit increased 24.6%.
•New vehicle gross profit increased 65.1%, despite a 14.3% decrease in units sold, driven by an increase in new vehicle gross profit PRU of 92.7%.
•Used vehicle retail gross profit increased 32.2%, as units sold increased 9.0%, and used vehicle retail gross profit PRU increased 21.3%.
•Parts and service gross profit increased 10.1%.
•F&I gross profit PRU increased 15.9%.
•SG&A expenses as a percentage of gross profit decreased 98 basis points. Adjusted SG&A expenses as a percentage of gross profit decreased 116 basis points.
Corporate Development
As previously announced in September 2021, the Company entered into a definitive agreement to purchase substantially all the assets, including real estate, of Prime Automotive Group, which includes 30 dealerships and three collision centers in the Northeastern U.S. In 2020, the corresponding Prime dealerships generated $1.8 billion in annual revenues. As previously announced in October 2021, the Company acquired two dealerships in Texas and one in California, which are expected to generate approximately $235 million in annualized revenues.
Year-to-date, Group 1 has completed transactions representing $655.0 million of acquired annual revenues, growing the Company’s portfolio by 17 franchises. With the Company's previously announced pending acquisition of Prime Automotive Group expected to close in November 2021, the Company's total acquired revenues are expected to be approximately $2.5 billion at the anticipated closing date, and Group 1's total dealership count would increase to 221 locations globally, which would include 150 U.S. locations.
Year-to-date, the Company has disposed of four franchises, which generated approximately $70 million in trailing-twelve-month revenues.
Third Quarter 2021 Earnings Conference Call Details
Group 1’s senior management will host a conference call today at 10 a.m. ET to discuss the third quarter 2021 financial results. The conference call will be simulcast live on the Internet at group1auto.com, then click on ‘Investor Relations’ and then ‘Events’ or through this link: group1corp.com/events. A webcast replay will be available for 30 days.
The conference call will also be available live by dialing in 15 minutes prior to the start of the call at:
Domestic:     1-888-317-6003
International:     1-412-317-6061
Conference ID:    3636071
A telephonic replay will be available following the call through November 4, 2021 by dialing:
Domestic:     1-877-344-7529
International:     1-412-317-0088
Replay ID:    10160522

ABOUT GROUP 1 AUTOMOTIVE, INC.
Group 1 owns and operates 191 automotive dealerships, 248 franchises, and 49 collision centers in the United States, the United Kingdom and Brazil that offer 33 brands of automobiles. Through its dealerships, the Company sells new and used cars and light trucks; arranges related vehicle financing; sells service contracts; provides automotive maintenance and repair services; and sells vehicle parts.
Investors please visit group1corp.com, group1auto.com, group1collision.com, acceleride.com, facebook.com/group1auto, and twitter.com/group1auto, where Group 1 discloses additional information about the Company, its business, and its results of operations.
FORWARD-LOOKING STATEMENTS
This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, which are statements related to future, not past, events and are based on our current expectations and assumptions regarding our business, the economy and other future conditions. In this context, the forward-looking statements often include statements regarding our strategic investments, goals, plans, projections and guidance regarding our financial position, results of operations and business strategy, and often contain words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "should," "foresee," "may" or "will" and similar expressions. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate. Any such forward-looking statements are not assurances of future performance and involve risks and uncertainties that may cause actual results to differ materially from those set forth in the statements. These risks and uncertainties include, among other things, (a) general economic and business conditions, (b) the level of manufacturer incentives, (c) the future regulatory environment, (d) our ability to obtain an inventory of desirable new and used vehicles, (e) our relationship with our automobile manufacturers and the willingness of manufacturers to approve future acquisitions, (f) our cost of financing and the availability of credit for consumers, (g) our ability to complete acquisitions and dispositions and the risks associated therewith, (h) foreign exchange controls and currency fluctuations, (i) the impacts of COVID-19 on our business, (j) the impacts of any potential global recession, (k) our ability to maintain sufficient liquidity to operate, (l) the risk that proposed transactions will not be consummated in a timely manner, (m) risks that any of the closing conditions to the Prime Acquisition may not be satisfied or may not be satisfied in a timely manner, and (n) our ability to successfully integrate recent and future acquisitions. For additional information regarding known material factors that could cause our actual results to differ from our projected results, please see our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.
NON-GAAP FINANCIAL MEASURES, SAME STORE DATA, AND OTHER DATA
In addition to evaluating the financial condition and results of our operations in accordance with U.S. GAAP, from time to time our management evaluates and analyzes results and any impact on the Company of strategic decisions and actions relating to, among other things, cost reduction, growth, profitability improvement initiatives, and other events outside of normal, or "core," business and operations, by considering alternative financial measures not prepared in accordance with U.S. GAAP. In our evaluation of results from time to time, we exclude items that do not arise directly from core operations, such as non-cash asset impairment charges, out-of-period adjustments, legal matters, gains and losses on dealership franchise or real estate transactions, and catastrophic events, such as hailstorms, hurricanes, and snow storms. Because these non-core charges and gains materially affect the Company's financial condition or results in the specific period in which they are recognized, management also evaluates, and makes resource allocation and performance evaluation decisions based on, the related non-GAAP measures excluding such items. This includes evaluating measures such as adjusted selling, general and administrative expenses, adjusted net income, adjusted diluted earnings per share, and constant currency. These adjusted measures are not measures of financial performance under U.S. GAAP, but are instead considered non-GAAP financial performance measures. Non-GAAP measures do not have definitions under U.S. GAAP and may be defined differently by, and not be comparable to similarly titled measures used by, other companies. As a result, any non-GAAP financial measures considered and evaluated by management are reviewed in conjunction with a review of the most directly comparable measures calculated in accordance with U.S. GAAP. We caution investors not to place undue reliance on such non-GAAP measures, but also to consider them with the most directly comparable U.S. GAAP measures.

In addition to using such non-GAAP measures to evaluate results in a specific period, management believes that such measures may provide more complete and consistent comparisons of operational performance on a period-over-period historical basis and a better indication of expected future trends. Our management also uses these adjusted measures in conjunction with U.S. GAAP financial measures to assess our business, including communication with our Board of Directors, investors, and industry analysts concerning financial performance. We disclose these non-GAAP measures, and the related reconciliations, because we believe investors use these metrics in evaluating longer-term period-over-period performance, and to allow investors to better understand and evaluate the information used by management to assess operating performance. The exclusion of certain expenses in the calculation of non-GAAP financial measures should not be construed as an inference that these costs are unusual or infrequent. We anticipate excluding these expenses in the future presentation of our non-GAAP financial measures.
In addition, we evaluate our results of operations on both an as reported and a constant currency basis. The constant currency presentation, which is a non-GAAP measure, excludes the impact of fluctuations in foreign currency exchange rates. We believe providing constant currency information provides valuable supplemental information regarding our underlying business and results of operations, consistent with how we evaluate our performance. We calculate constant currency percentages by converting our current period reported results for entities reporting in currencies other than U.S. dollars using comparative period exchange rates rather than the actual exchange rates in effect during the respective periods. The constant currency performance measures should not be considered a substitute for, or superior to, the measures of financial performance prepared in accordance with U.S. GAAP. The Same Store amounts presented include the results of dealerships for the identical months in each period presented in comparison, commencing with the first full month in which the dealership was owned by us and, in the case of dispositions, ending with the last full month it was owned by us. Same Store results also include the activities of our corporate headquarters.
Certain amounts in the financial statements may not compute due to rounding. All computations have been calculated using unrounded amounts for all periods presented.
SOURCE: Group 1 Automotive, Inc.
Investor contacts:
Sheila Roth
Manager, Investor Relations
Group 1 Automotive, Inc.
713-647-5741 | sroth@group1auto.com
Media contacts:
Pete DeLongchamps
Senior Vice President, Manufacturer Relations, Financial Services and Public Affairs
Group 1 Automotive, Inc.
713-647-5770 | pdelongchamps@group1auto.com
or
Clint Woods
Pierpont Communications, Inc.
713-627-2223 | cwoods@piercom.com

Group 1 Automotive, Inc.
Condensed Consolidated Statements of Operations
(Unaudited)
(In millions, except per share data)

	Three Months Ended September 30,
	2021	2020	Increase/(Decrease)	% Change
REVENUES:
New vehicle retail sales	$1,576.2	$1,580.7	$(4.5)	(0.3)%
Used vehicle retail sales	1,248.3	867.2	381.1	44.0%
Used vehicle wholesale sales	109.4	86.7	22.7	26.2%
Parts and service sales	427.6	375.6	52.0	13.8%
Finance, insurance and other, net	147.7	129.5	18.2	14.1%
Total revenues	3,509.2	3,039.6	469.6	15.4%
COST OF SALES:
New vehicle retail sales	1,408.5	1,481.5	(72.9)	(4.9)%
Used vehicle retail sales	1,149.8	796.1	353.7	44.4%
Used vehicle wholesale sales	101.8	80.7	21.0	26.0%
Parts and service sales	195.9	169.4	26.6	15.7%
Total cost of sales	2,856.0	2,527.7	328.3	13.0%
GROSS PROFIT	653.2	512.0	141.3	27.6%
Selling, general and administrative expenses	385.1	305.8	79.3	25.9%
Depreciation and amortization expense	19.6	19.1	0.5	2.5%
Asset impairments	1.7	—	1.7	—%
INCOME FROM OPERATIONS	246.8	187.1	59.7	31.9%
Floorplan interest expense	4.8	8.1	(3.3)	(40.9)%
Other interest expense, net	13.2	14.6	(1.5)	(10.1)%
Loss on extinguishment of debt	3.8	3.3	0.5	15.2%
INCOME BEFORE INCOME TAXES	225.0	161.0	64.0	39.8%
Provision for income taxes	52.9	34.6	18.3	53.1%
NET INCOME	$172.1	$126.4	$45.7	36.1%
Less: Earnings allocated to participating securities	5.7	4.5	1.2	25.5%
Net income available to diluted common shares	$166.4	$121.9	$44.5	36.5%
DILUTED EARNINGS PER SHARE	$9.33	$6.83	$2.50	36.5%
Weighted average dilutive common shares outstanding	17.8	17.8	—	—%
Weighted average participating securities	0.6	0.7	(0.1)	(7.7)%
Total weighted average shares	18.4	18.5	(0.1)	(0.3)%
Effective tax rate	23.5%	21.5%	2.0%

Group 1 Automotive, Inc.
Condensed Consolidated Statements of Operations
(Unaudited)
(In millions, except per share data)

	Nine Months Ended September 30,
	2021	2020	Increase/(Decrease)	% Change
REVENUES:
New vehicle retail sales	$4,974.9	$3,985.5	$989.3	24.8%
Used vehicle retail sales	3,342.7	2,287.4	1,055.3	46.1%
Used vehicle wholesale sales	286.0	221.9	64.1	28.9%
Parts and service sales	1,180.4	1,028.2	152.2	14.8%
Finance, insurance and other, net	435.7	338.7	97.1	28.7%
Total revenues	10,219.7	7,861.7	2,358.0	30.0%
COST OF SALES:
New vehicle retail sales	4,542.9	3,759.7	783.2	20.8%
Used vehicle retail sales	3,075.5	2,127.9	947.5	44.5%
Used vehicle wholesale sales	265.3	212.9	52.4	24.6%
Parts and service sales	530.9	473.9	57.0	12.0%
Total cost of sales	8,414.5	6,574.4	1,840.1	28.0%
GROSS PROFIT	1,805.1	1,287.2	517.9	40.2%
Selling, general and administrative expenses	1,080.3	870.9	209.3	24.0%
Depreciation and amortization expense	57.9	56.5	1.4	2.4%
Asset impairments	1.7	23.8	(22.1)	(92.8)%
INCOME FROM OPERATIONS	665.3	336.0	329.3	98.0%
Floorplan interest expense	21.2	31.1	(9.9)	(32.0)%
Other interest expense, net	40.7	49.0	(8.3)	(17.0)%
Loss on extinguishment of debt	3.8	13.7	(9.9)	(72.0)%
INCOME BEFORE INCOME TAXES	599.6	242.2	357.4	147.6%
Provision for income taxes	134.6	55.8	78.8	141.1%
NET INCOME	$465.0	$186.4	$278.7	149.5%
Less: Earnings allocated to participating securities	15.6	6.7	8.9	132.8%
Net income available to diluted common shares	$449.4	$179.7	$269.7	150.1%
DILUTED EARNINGS PER SHARE	$25.21	$10.08	$15.12	150.0%
Weighted average dilutive common shares outstanding	17.8	17.8	—	0.1%
Weighted average participating securities	0.6	0.7	—	(6.8)%
Total weighted average shares	18.5	18.5	—	(0.2)%
Effective tax rate	22.4%	23.1%	(0.6)%

Group 1 Automotive, Inc.
Additional Information - Consolidated
(Unaudited)

	September 30, 2021	December 31, 2020	Increase/(Decrease)	% Change
SELECTED BALANCE SHEET INFORMATION:
(In millions)
Cash and cash equivalents	$296.9	$87.3	$209.7	240.3%
Inventories, net	$850.8	$1,468.0	$(617.2)	(42.0)%
Floorplan notes payable, net (1)	$317.9	$1,095.0	$(777.1)	(71.0)%
Total debt	$1,333.9	$1,351.4	$(17.5)	(1.3)%
Total equity	$1,918.6	$1,449.6	$469.0	32.4%
(1) Amounts are net of offset accounts of $334.7 and $176.4, respectively.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
NEW VEHICLE UNIT SALES GEOGRAPHIC MIX:
United States	74.0%	70.2%	77.6%	73.2%
United Kingdom	21.0%	26.8%	18.6%	23.0%
Brazil	5.0%	3.0%	3.8%	3.8%

NEW VEHICLE UNIT SALES BRAND MIX:
Toyota/Lexus	26.5%	22.7%	26.1%	22.9%
Volkswagen/Audi/Porsche/SEAT/SKODA	16.4%	17.7%	15.3%	15.6%
BMW/MINI	12.6%	11.8%	11.6%	11.4%
Honda/Acura	9.4%	8.5%	9.8%	9.2%
Ford/Lincoln	7.8%	10.1%	8.3%	10.7%
Chevrolet/GMC/Buick/Cadillac	5.9%	7.1%	6.6%	7.4%
Nissan	5.5%	4.7%	5.5%	5.3%
Hyundai/Kia/Genesis	5.1%	4.3%	5.2%	4.4%
Mercedes-Benz/smart/Sprinter	3.9%	5.3%	4.5%	5.3%
Chrysler/Dodge/Jeep/RAM	3.7%	4.0%	3.9%	4.0%
Jaguar/Land Rover	1.6%	2.5%	1.8%	2.3%
Other	1.5%	1.3%	1.4%	1.5%
	100.0%	100.0%	100.0%	100.0%

	September 30, 2021	December 31, 2020	September 30, 2020
DAYS’ SUPPLY IN INVENTORY (1):
Consolidated
New vehicle inventory	14	52	41
Used vehicle inventory	30	37	35
U.S.
New vehicle inventory	11	48	52
Used vehicle inventory	25	32	33
U.K.
New vehicle inventory	19	102	20
Used vehicle inventory	42	52	37
Brazil
New vehicle inventory	23	27	41
Used vehicle inventory	49	51	44
(1) Days’ supply in inventory is calculated based on inventory unit levels and 30-day total unit sales volumes, both at the end of each reporting period.

Group 1 Automotive, Inc.
Reported Operating Data - Consolidated
(Unaudited)
(In millions, except unit data)

	Three Months Ended September 30,
	2021	2020	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues:
New vehicle retail sales	$1,576.2	$1,580.7	$(4.5)	(0.3)%	$21.4	(1.6)%
Used vehicle retail sales	1,248.3	867.2	381.1	44.0%	21.4	41.5%
Used vehicle wholesale sales	109.4	86.7	22.7	26.2%	2.5	23.3%
Total used	1,357.7	953.9	403.8	42.3%	23.9	39.8%
Parts and service sales	427.6	375.6	52.0	13.8%	4.3	12.7%
F&I, net	147.7	129.5	18.2	14.1%	1.0	13.3%
Total revenues	$3,509.2	$3,039.6	$469.6	15.4%	$50.8	13.8%
Gross profit:
New vehicle retail sales	$167.7	$99.2	$68.4	69.0%	$1.5	67.4%
Used vehicle retail sales	98.6	71.1	27.5	38.6%	1.5	36.5%
Used vehicle wholesale sales	7.6	5.9	1.7	28.1%	0.3	23.4%
Total used	106.2	77.0	29.1	37.8%	1.8	35.5%
Parts and service sales	231.7	206.2	25.5	12.3%	2.6	11.1%
F&I, net	147.7	129.5	18.2	14.1%	1.0	13.3%
Total gross profit	$653.2	$512.0	$141.3	27.6%	$7.0	26.2%
Gross margin:
New vehicle retail sales	10.6%	6.3%	4.4%
Used vehicle retail sales	7.9%	8.2%	(0.3)%
Used vehicle wholesale sales	7.0%	6.9%	0.1%
Total used	7.8%	8.1%	(0.3)%
Parts and service sales	54.2%	54.9%	(0.7)%
Total gross margin	18.6%	16.8%	1.8%
Units sold:
Retail new vehicles sold	35,126	39,869	(4,743)	(11.9)%
Retail used vehicles sold	43,240	38,347	4,893	12.8%
Wholesale used vehicles sold	11,261	11,581	(320)	(2.8)%
Total used	54,501	49,928	4,573	9.2%
Average sales price per unit sold:
New vehicle retail	$44,872	$39,647	$5,226	13.2%	$609	11.6%
Used vehicle retail	$28,870	$22,614	$6,256	27.7%	$494	25.5%
Gross profit per unit sold:
New vehicle retail sales	$4,773	$2,489	$2,285	91.8%	$43	90.1%
Used vehicle retail sales	$2,279	$1,854	$425	23.0%	$36	21.0%
Used vehicle wholesale sales	$676	$513	$163	31.7%	$25	26.9%
Total used	$1,948	$1,543	$405	26.3%	$33	24.1%
F&I PRU	$1,885	$1,655	$229	13.9%	$13	13.1%
Other:
SG&A expenses	$385.1	$305.8	$79.3	25.9%	$4.5	24.5%
Adjusted SG&A expenses (1)	$383.9	$305.8	$78.1	25.5%	$4.5	24.1%
SG&A as % gross profit	59.0%	59.7%	(0.8)%
Adjusted SG&A as % gross profit (1)	58.8%	59.7%	(1.0)%
Operating margin %	7.0%	6.2%	0.9%
Adjusted operating margin % (1)	7.1%	6.2%	1.0%
Pretax margin %	6.4%	5.3%	1.1%
Adjusted pretax margin % (1)	6.6%	5.4%	1.2%
Floorplan expense:
Floorplan interest expense	$4.8	$8.1	$(3.3)	(40.9)%	$0.1	(42.4)%
Less: Floorplan assistance (2)	12.2	12.7	(0.5)	(4.0)%	—	(4.0)%
Net floorplan expense	$(7.4)	$(4.6)	$(2.8)		$0.1
Adjusted floorplan interest expense (1)	$5.7	$8.1	$(2.4)	(30.0)%	$0.1	(31.5)%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.
(2) Floorplan assistance is included within New vehicle retail Gross profit above and New vehicle retail Cost of sales in our Condensed Consolidated Statements of Operations.

Group 1 Automotive, Inc.
Reported Operating Data - Consolidated
(Unaudited)
(In millions, except unit data)

	Nine Months Ended September 30,
	2021	2020	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues:
New vehicle retail sales	$4,974.9	$3,985.5	$989.3	24.8%	$57.2	23.4%
Used vehicle retail sales	3,342.7	2,287.4	1,055.3	46.1%	58.3	43.6%
Used vehicle wholesale sales	286.0	221.9	64.1	28.9%	6.9	25.8%
Total used	3,628.7	2,509.3	1,119.4	44.6%	65.2	42.0%
Parts and service sales	1,180.4	1,028.2	152.2	14.8%	10.8	13.7%
F&I, net	435.7	338.7	97.1	28.7%	2.9	27.8%
Total revenues	$10,219.7	$7,861.7	$2,358.0	30.0%	$136.9	28.3%
Gross profit:
New vehicle retail sales	$432.0	$225.8	$206.2	91.3%	$3.4	89.8%
Used vehicle retail sales	267.3	159.5	107.8	67.6%	3.7	65.2%
Used vehicle wholesale sales	20.7	9.0	11.7	130.3%	0.4	125.4%
Total used	287.9	168.5	119.5	70.9%	4.2	68.4%
Parts and service sales	649.5	554.2	95.2	17.2%	6.8	15.9%
F&I, net	435.7	338.7	97.1	28.7%	2.9	27.8%
Total gross profit	$1,805.1	$1,287.2	$517.9	40.2%	$17.3	38.9%
Gross margin:
New vehicle retail sales	8.7%	5.7%	3.0%
Used vehicle retail sales	8.0%	7.0%	1.0%
Used vehicle wholesale sales	7.2%	4.0%	3.2%
Total used	7.9%	6.7%	1.2%
Parts and service sales	55.0%	53.9%	1.1%
Total gross margin	17.7%	16.4%	1.3%
Units sold:
Retail new vehicles sold	114,882	101,701	13,181	13.0%
Retail used vehicles sold	126,301	105,665	20,636	19.5%
Wholesale used vehicles sold	32,038	30,970	1,068	3.4%
Total used	158,339	136,635	21,704	15.9%
Average sales price per unit sold:
New vehicle retail	$43,304	$39,189	$4,115	10.5%	$498	9.2%
Used vehicle retail	$26,466	$21,648	$4,818	22.3%	$462	20.1%
Gross profit per unit sold:
New vehicle retail sales	$3,760	$2,220	$1,540	69.3%	$29	68.0%
Used vehicle retail sales	$2,116	$1,510	$607	40.2%	$29	38.2%
Used vehicle wholesale sales	$645	$290	$355	122.6%	$14	117.9%
Total used	$1,819	$1,233	$585	47.5%	$26	45.3%
F&I PRU	$1,807	$1,633	$174	10.6%	$12	9.9%
Other:
SG&A expenses	$1,080.3	$870.9	$209.3	24.0%	$11.7	22.7%
Adjusted SG&A expenses (1)	$1,078.9	$858.3	$220.7	25.7%	$11.6	24.4%
SG&A as % gross profit	59.8%	67.7%	(7.8)%
Adjusted SG&A as % gross profit (1)	59.8%	66.7%	(6.9)%
Operating margin %	6.5%	4.3%	2.2%
Adjusted operating margin % (1)	6.5%	4.7%	1.8%
Pretax margin %	5.9%	3.1%	2.8%
Adjusted pretax margin % (1)	5.9%	3.7%	2.2%
Floorplan expense:
Floorplan interest expense	$21.2	$31.1	$(9.9)	(32.0)%	$0.3	(33.1)%
Less: Floorplan assistance (2)	40.6	33.0	7.6	22.9%	—	22.9%
Net floorplan expense	$(19.5)	$(1.9)	$(17.5)		$0.3
Adjusted floorplan interest expense (1)	$19.7	$31.1	$(11.4)	(36.6)%	$0.3	(37.7)%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.
(2) Floorplan assistance is included within New vehicle retail Gross profit above and New vehicle retail Cost of sales in our Condensed Consolidated Statements of Operations.

Group 1 Automotive, Inc.
Reported Operating Data - U.S.
(Unaudited)
(In millions, except unit data)

	Three Months Ended September 30,
	2021	2020	Increase/(Decrease)	% Change
Revenues:
New vehicle retail sales	$1,208.5	$1,172.2	$36.3	3.1%
Used vehicle retail sales	902.3	608.2	294.1	48.4%
Used vehicle wholesale sales	68.0	44.8	23.2	51.8%
Total used	970.3	653.0	317.4	48.6%
Parts and service sales	353.1	306.4	46.7	15.3%
F&I, net	130.5	113.0	17.4	15.4%
Total revenues	$2,662.4	$2,244.6	$417.8	18.6%
Gross profit:
New vehicle retail sales	$140.0	$79.8	$60.2	75.5%
Used vehicle retail sales	73.1	52.8	20.2	38.3%
Used vehicle wholesale sales	3.2	3.7	(0.5)	(13.6)%
Total used	76.3	56.6	19.7	34.9%
Parts and service sales	188.2	166.3	21.9	13.2%
F&I, net	130.5	113.0	17.4	15.4%
Total gross profit	$535.0	$415.7	$119.3	28.7%
Gross margin:
New vehicle retail sales	11.6%	6.8%	4.8%
Used vehicle retail sales	8.1%	8.7%	(0.6)%
Used vehicle wholesale sales	4.8%	8.3%	(3.6)%
Total used	7.9%	8.7%	(0.8)%
Parts and service sales	53.3%	54.3%	(1.0)%
Total gross margin	20.1%	18.5%	1.6%
Units sold:
Retail new vehicles sold	25,984	27,980	(1,996)	(7.1)%
Retail used vehicles sold	31,704	27,694	4,010	14.5%
Wholesale used vehicles sold	6,758	6,195	563	9.1%
Total used	38,462	33,889	4,573	13.5%
Average sales price per unit sold:
New vehicle retail	$46,510	$41,895	$4,614	11.0%
Used vehicle retail	$28,461	$21,961	$6,500	29.6%
Gross profit per unit sold:
New vehicle retail sales	$5,388	$2,852	$2,536	88.9%
Used vehicle retail sales	$2,305	$1,908	$397	20.8%
Used vehicle wholesale sales	$478	$603	$(125)	(20.8)%
Total used	$1,984	$1,669	$315	18.9%
F&I PRU	$2,261	$2,030	$231	11.4%
Other:
SG&A expenses	$308.7	$245.2	$63.5	25.9%
Adjusted SG&A expenses (1)	$308.1	$245.2	$62.8	25.6%
SG&A as % gross profit	57.7%	59.0%	(1.3)%
Adjusted SG&A as % gross profit (1)	57.6%	59.0%	(1.4)%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.

Group 1 Automotive, Inc.
Reported Operating Data - U.S.
(Unaudited)
(In millions, except unit data)

	Nine Months Ended September 30,
	2021	2020	Increase/(Decrease)	% Change
Revenues:
New vehicle retail sales	$3,958.9	$3,076.3	$882.6	28.7%
Used vehicle retail sales	2,481.7	1,719.4	762.3	44.3%
Used vehicle wholesale sales	179.6	122.1	57.5	47.0%
Total used	2,661.3	1,841.5	819.8	44.5%
Parts and service sales	982.0	865.2	116.8	13.5%
F&I, net	389.4	300.2	89.2	29.7%
Total revenues	$7,991.6	$6,083.3	$1,908.4	31.4%
Gross profit:
New vehicle retail sales	$362.6	$183.6	$179.0	97.5%
Used vehicle retail sales	210.7	125.7	85.0	67.6%
Used vehicle wholesale sales	13.6	6.2	7.4	119.9%
Total used	224.3	131.9	92.4	70.0%
Parts and service sales	535.1	465.4	69.7	15.0%
F&I, net	389.4	300.2	89.2	29.7%
Total gross profit	$1,511.4	$1,081.1	$430.3	39.8%
Gross margin:
New vehicle retail sales	9.2%	6.0%	3.2%
Used vehicle retail sales	8.5%	7.3%	1.2%
Used vehicle wholesale sales	7.6%	5.0%	2.5%
Total used	8.4%	7.2%	1.3%
Parts and service sales	54.5%	53.8%	0.7%
Total gross margin	18.9%	17.8%	1.1%
Units sold:
Retail new vehicles sold	89,183	74,412	14,771	19.9%
Retail used vehicles sold	96,143	81,494	14,649	18.0%
Wholesale used vehicles sold	19,804	18,372	1,432	7.8%
Total used	115,947	99,866	16,081	16.1%
Average sales price per unit sold:
New vehicle retail	$44,391	$41,342	$3,049	7.4%
Used vehicle retail	$25,813	$21,099	$4,714	22.3%
Gross profit per unit sold:
New vehicle retail sales	$4,066	$2,467	$1,599	64.8%
Used vehicle retail sales	$2,192	$1,543	$649	42.1%
Used vehicle wholesale sales	$685	$336	$349	104.0%
Total used	$1,934	$1,321	$614	46.5%
F&I PRU	$2,101	$1,926	$176	9.1%
Other:
SG&A expenses	$883.0	$706.0	$177.0	25.1%
Adjusted SG&A expenses (1)	$882.8	$695.4	$187.3	26.9%
SG&A as % gross profit	58.4%	65.3%	(6.9)%
Adjusted SG&A as % gross profit (1)	58.4%	64.3%	(5.9)%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.

Group 1 Automotive, Inc.
Reported Operating Data - U.K.
(Unaudited)
(In millions, except unit data)

	Three Months Ended September 30,
	2021	2020	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues:
New vehicle retail sales	$305.4	$376.6	$(71.2)	(18.9)%	$19.8	(24.2)%
Used vehicle retail sales	328.0	248.1	80.0	32.2%	20.9	23.8%
Used vehicle wholesale sales	38.1	39.5	(1.4)	(3.6)%	2.4	(9.8)%
Total used	366.1	287.6	78.5	27.3%	23.3	19.2%
Parts and service sales	63.4	61.3	2.1	3.4%	4.0	(3.2)%
F&I, net	15.6	15.4	0.2	1.4%	1.0	(5.1)%
Total revenues	$750.4	$740.8	$9.6	1.3%	$48.2	(5.2)%
Gross profit:
New vehicle retail sales	$21.5	$16.8	$4.7	27.9%	$1.4	19.7%
Used vehicle retail sales	23.9	17.2	6.7	39.0%	1.5	30.3%
Used vehicle wholesale sales	4.1	2.0	2.1	106.1%	0.3	92.7%
Total used	28.1	19.2	8.9	46.0%	1.8	36.8%
Parts and service sales	38.5	36.2	2.3	6.3%	2.5	(0.5)%
F&I, net	15.6	15.4	0.2	1.4%	1.0	(5.1)%
Total gross profit	$103.7	$87.6	$16.0	18.3%	$6.6	10.8%
Gross margin:
New vehicle retail sales	7.0%	4.5%	2.6%
Used vehicle retail sales	7.3%	6.9%	0.4%
Used vehicle wholesale sales	10.9%	5.1%	5.8%
Total used	7.7%	6.7%	1.0%
Parts and service sales	60.8%	59.1%	1.6%
Total gross margin	13.8%	11.8%	2.0%
Units sold:
Retail new vehicles sold	7,381	10,689	(3,308)	(30.9)%
Retail used vehicles sold	10,810	10,101	709	7.0%
Wholesale used vehicles sold	4,202	5,104	(902)	(17.7)%
Total used	15,012	15,205	(193)	(1.3)%
Average sales price per unit sold:
New vehicle retail	$41,370	$35,230	$6,140	17.4%	$2,677	9.8%
Used vehicle retail	$30,346	$24,561	$5,785	23.6%	$1,932	15.7%
Gross profit per unit sold:
New vehicle retail sales	$2,910	$1,571	$1,338	85.2%	$185	73.4%
Used vehicle retail sales	$2,215	$1,706	$509	29.9%	$139	21.7%
Used vehicle wholesale sales	$987	$394	$593	NM	$64	134.0%
Total used	$1,872	$1,266	$606	47.9%	$118	38.6%
F&I PRU	$857	$739	$117	15.9%	$55	8.5%
Other:
SG&A expenses	$67.6	$53.7	$13.9	25.9%	$4.2	18.0%
Adjusted SG&A expenses (1)	$67.0	$53.7	$13.3	24.9%	$4.2	17.0%
SG&A as % gross profit	65.2%	61.2%	3.9%
Adjusted SG&A as % gross profit (1)	64.6%	61.2%	3.4%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.
NM — Not Meaningful

Group 1 Automotive, Inc.
Reported Operating Data - U.K.
(Unaudited)
(In millions, except unit data)

	Nine Months Ended September 30,
	2021	2020	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues:
New vehicle retail sales	$869.7	$800.1	$69.6	8.7%	$70.1	(0.1)%
Used vehicle retail sales	820.5	529.7	290.8	54.9%	62.0	43.2%
Used vehicle wholesale sales	98.4	90.6	7.8	8.7%	7.4	0.5%
Total used	919.0	620.3	298.7	48.1%	69.4	37.0%
Parts and service sales	170.2	139.5	30.6	22.0%	12.8	12.8%
F&I, net	41.9	35.1	6.8	19.5%	3.3	10.0%
Total revenues	$2,000.7	$1,595.0	$405.7	25.4%	$156.2	15.6%
Gross profit:
New vehicle retail sales	$54.6	$34.7	$19.9	57.4%	$4.5	44.4%
Used vehicle retail sales	52.9	31.3	21.7	69.3%	4.0	56.6%
Used vehicle wholesale sales	6.5	2.3	4.2	NM	0.5	NM
Total used	59.5	33.6	25.8	76.9%	4.4	63.7%
Parts and service sales	102.1	78.5	23.6	30.1%	7.7	20.3%
F&I, net	41.9	35.1	6.8	19.5%	3.3	10.0%
Total gross profit	$258.1	$181.9	$76.2	41.9%	$19.9	30.9%
Gross margin:
New vehicle retail sales	6.3%	4.3%	1.9%
Used vehicle retail sales	6.5%	5.9%	0.5%
Used vehicle wholesale sales	6.6%	2.6%	4.0%
Total used	6.5%	5.4%	1.1%
Parts and service sales	60.0%	56.3%	3.7%
Total gross margin	12.9%	11.4%	1.5%
Units sold:
Retail new vehicles sold	21,316	23,424	(2,108)	(9.0)%
Retail used vehicles sold	28,416	22,165	6,251	28.2%
Wholesale used vehicles sold	11,464	11,517	(53)	(0.5)%
Total used	39,880	33,682	6,198	18.4%
Average sales price per unit sold:
New vehicle retail	$40,800	$34,157	$6,644	19.5%	$3,288	9.8%
Used vehicle retail	$28,876	$23,899	$4,977	20.8%	$2,181	11.7%
Gross profit per unit sold:
New vehicle retail sales	$2,563	$1,482	$1,081	72.9%	$211	58.7%
Used vehicle retail sales	$1,863	$1,411	$452	32.0%	$140	22.1%
Used vehicle wholesale sales	$568	$203	$365	NM	$41	NM
Total used	$1,491	$998	$493	49.4%	$111	38.2%
F&I PRU	$842	$769	$73	9.5%	$67	0.8%
Other:
SG&A expenses	$173.3	$141.8	$31.4	22.2%	$13.5	12.6%
Adjusted SG&A expenses (1)	$172.1	$140.6	$31.5	22.4%	$13.4	12.9%
SG&A as % gross profit	67.1%	78.0%	(10.8)%
Adjusted SG&A as % gross profit (1)	66.7%	77.3%	(10.6)%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.
NM — Not Meaningful

Group 1 Automotive, Inc.
Reported Operating Data - Brazil
(Unaudited)
(In millions, except unit data)

	Three Months Ended September 30,
	2021	2020	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues:
New vehicle retail sales	$62.3	$31.9	$30.5	95.6%	$1.6	90.5%
Used vehicle retail sales	18.0	10.9	7.0	64.6%	0.5	60.3%
Used vehicle wholesale sales	3.3	2.4	0.9	36.7%	0.1	33.2%
Total used	21.3	13.4	7.9	59.5%	0.6	55.3%
Parts and service sales	11.1	8.0	3.2	39.9%	0.3	36.2%
F&I, net	1.7	1.1	0.6	54.5%	—	50.1%
Total revenues	$96.4	$54.3	$42.2	77.7%	$2.5	73.0%
Gross profit:
New vehicle retail sales	$6.2	$2.6	$3.5	134.6%	$0.2	128.6%
Used vehicle retail sales	1.5	1.0	0.5	49.4%	—	45.2%
Used vehicle wholesale sales	0.2	0.2	—	21.5%	—	18.1%
Total used	1.8	1.2	0.5	44.9%	—	40.9%
Parts and service sales	4.9	3.7	1.2	33.3%	0.1	29.7%
F&I, net	1.7	1.1	0.6	54.5%	—	50.1%
Total gross profit	$14.5	$8.6	$5.9	68.7%	$0.4	64.1%
Gross margin:
New vehicle retail sales	9.9%	8.3%	1.6%
Used vehicle retail sales	8.4%	9.3%	(0.9)%
Used vehicle wholesale sales	7.1%	8.0%	(0.9)%
Total used	8.2%	9.1%	(0.8)%
Parts and service sales	43.9%	46.1%	(2.2)%
Total gross margin	15.0%	15.8%	(0.8)%
Units sold:
Retail new vehicles sold	1,761	1,200	561	46.8%
Retail used vehicles sold	726	552	174	31.5%
Wholesale used vehicles sold	301	282	19	6.7%
Total used	1,027	834	193	23.1%
Average sales price per unit sold:
New vehicle retail	$35,394	$26,558	$8,836	33.3%	$924	29.8%
Used vehicle retail	$24,732	$19,766	$4,967	25.1%	$644	21.9%
Gross profit per unit sold:
New vehicle retail sales	$3,510	$2,196	$1,314	59.8%	$90	55.7%
Used vehicle retail sales	$2,090	$1,840	$250	13.6%	$58	10.4%
Used vehicle wholesale sales	$792	$696	$96	13.8%	$22	10.7%
Total used	$1,709	$1,453	$256	17.6%	$47	14.4%
F&I PRU	$675	$621	$55	8.9%	$19	5.7%
Other:
SG&A expenses	$8.8	$6.9	$2.0	28.5%	$0.2	25.0%
SG&A as % gross profit	60.9%	79.9%	(19.0)%

Group 1 Automotive, Inc.
Reported Operating Data - Brazil
(Unaudited)
(In millions, except unit data)

	Nine Months Ended September 30,
	2021	2020	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues:
New vehicle retail sales	$146.3	$109.1	$37.1	34.0%	$(12.9)	45.9%
Used vehicle retail sales	40.5	38.3	2.1	5.6%	(3.7)	15.2%
Used vehicle wholesale sales	8.0	9.2	(1.2)	(12.8)%	(0.5)	(7.0)%
Total used	48.4	47.5	1.0	2.0%	(4.2)	10.8%
Parts and service sales	28.2	23.4	4.8	20.4%	(1.9)	28.6%
F&I, net	4.4	3.4	1.1	31.1%	(0.4)	42.8%
Total revenues	$227.3	$183.4	$43.9	23.9%	$(19.4)	34.5%
Gross profit:
New vehicle retail sales	$14.8	$7.5	$7.2	95.9%	$(1.1)	111.0%
Used vehicle retail sales	3.6	2.5	1.1	44.2%	(0.2)	54.1%
Used vehicle wholesale sales	0.6	0.5	0.1	26.5%	—	34.7%
Total used	4.2	3.0	1.2	41.3%	(0.3)	51.0%
Parts and service sales	12.3	10.3	1.9	18.8%	(0.8)	26.8%
F&I, net	4.4	3.4	1.1	31.1%	(0.4)	42.8%
Total gross profit	$35.7	$24.2	$11.5	47.3%	$(2.6)	58.1%
Gross margin:
New vehicle retail sales	10.1%	6.9%	3.2%
Used vehicle retail sales	8.9%	6.5%	2.4%
Used vehicle wholesale sales	7.6%	5.2%	2.4%
Total used	8.7%	6.3%	2.4%
Parts and service sales	43.5%	44.1%	(0.6)%
Total gross margin	15.7%	13.2%	2.5%
Units sold:
Retail new vehicles sold	4,383	3,865	518	13.4%
Retail used vehicles sold	1,742	2,006	(264)	(13.2)%
Wholesale used vehicles sold	770	1,081	(311)	(28.8)%
Total used	2,512	3,087	(575)	(18.6)%
Average sales price per unit sold:
New vehicle retail	$33,370	$28,238	$5,133	18.2%	$(2,947)	28.6%
Used vehicle retail	$23,222	$19,100	$4,122	21.6%	$(2,106)	32.6%
Gross profit per unit sold:
New vehicle retail sales	$3,368	$1,950	$1,419	72.8%	$(260)	86.1%
Used vehicle retail sales	$2,067	$1,245	$822	66.0%	$(143)	77.5%
Used vehicle wholesale sales	$789	$444	$345	77.6%	$(51)	89.1%
Total used	$1,676	$965	$711	73.7%	$(115)	85.6%
F&I PRU	$724	$576	$148	25.7%	$(64)	36.9%
Other:
SG&A expenses	$24.0	$23.1	$0.9	4.0%	$(1.8)	11.8%
Adjusted SG&A expenses (1)	$24.0	$22.2	$1.8	8.1%	$(1.8)	16.1%
SG&A as % gross profit	67.3%	95.3%	(28.0)%
Adjusted SG&A as % gross profit (1)	67.3%	91.7%	(24.4)%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.

Group 1 Automotive, Inc.
Same Store Operating Data - Consolidated
(Unaudited)
(In millions, except unit data)

	Three Months Ended September 30,
	2021	2020	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues:
New vehicle retail sales	$1,530.1	$1,565.4	$(35.3)	(2.3)%	$19.5	(3.5)%
Used vehicle retail sales	1,199.9	857.6	342.3	39.9%	18.8	37.7%
Used vehicle wholesale sales	105.0	85.5	19.5	22.8%	2.3	20.1%
Total used	1,304.9	943.1	361.8	38.4%	21.1	36.1%
Parts and service sales	416.6	368.8	47.8	13.0%	3.9	11.9%
F&I, net	145.1	128.1	17.0	13.3%	1.0	12.5%
Total revenues	$3,396.7	$3,005.4	$391.2	13.0%	$45.5	11.5%
Gross profit:
New vehicle retail sales	$163.8	$98.3	$65.4	66.6%	$1.4	65.1%
Used vehicle retail sales	94.6	70.5	24.1	34.2%	1.4	32.2%
Used vehicle wholesale sales	7.3	5.9	1.4	23.3%	0.3	18.8%
Total used	101.8	76.4	25.5	33.3%	1.7	31.2%
Parts and service sales	225.1	202.3	22.7	11.2%	2.3	10.1%
F&I, net	145.1	128.1	17.0	13.3%	1.0	12.5%
Total gross profit	$635.8	$505.1	$130.6	25.9%	$6.3	24.6%
Gross margin:
New vehicle retail sales	10.7%	6.3%	4.4%
Used vehicle retail sales	7.9%	8.2%	(0.3)%
Used vehicle wholesale sales	6.9%	6.9%	—%
Total used	7.8%	8.1%	(0.3)%
Parts and service sales	54.0%	54.9%	(0.8)%
Total gross margin	18.7%	16.8%	1.9%
Units sold:
Retail new vehicles sold	33,795	39,431	(5,636)	(14.3)%
Retail used vehicles sold	41,219	37,819	3,400	9.0%
Wholesale used vehicles sold	10,581	11,415	(834)	(7.3)%
Total used	51,800	49,234	2,566	5.2%
Average sales price per unit sold:
New vehicle retail	$45,275	$39,700	$5,575	14.0%	$578	12.6%
Used vehicle retail	$29,110	$22,676	$6,433	28.4%	$455	26.4%
Gross profit per unit sold:
New vehicle retail sales	$4,846	$2,493	$2,352	94.3%	$41	92.7%
Used vehicle retail sales	$2,294	$1,863	$431	23.1%	$34	21.3%
Used vehicle wholesale sales	$687	$516	$171	33.1%	$25	28.1%
Total used	$1,966	$1,551	$415	26.7%	$32	24.7%
F&I PRU	$1,934	$1,658	$276	16.6%	$13	15.9%
Other:
SG&A expenses	$372.2	$300.7	$71.5	23.8%	$3.9	22.5%
Adjusted SG&A expenses (1)	$371.0	$300.7	$70.3	23.4%	$3.9	22.1%
SG&A as % gross profit	58.5%	59.5%	(1.0)%
Adjusted SG&A as % gross profit (1)	58.4%	59.5%	(1.2)%
Operating margin %	7.1%	6.2%	1.0%
Adjusted operating margin % (1)	7.2%	6.2%	1.1%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.

Group 1 Automotive, Inc.
Same Store Operating Data - Consolidated
(Unaudited)
(In millions, except unit data)

	Nine Months Ended September 30,
	2021	2020	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues:
New vehicle retail sales	$4,910.5	$3,947.3	$963.2	24.4%	$55.0	23.0%
Used vehicle retail sales	3,286.3	2,260.6	1,025.7	45.4%	55.4	42.9%
Used vehicle wholesale sales	281.0	219.3	61.7	28.1%	6.6	25.1%
Total used	3,567.3	2,479.9	1,087.4	43.8%	62.0	41.3%
Parts and service sales	1,160.2	1,011.4	148.8	14.7%	9.9	13.7%
F&I, net	432.0	335.1	96.9	28.9%	2.8	28.1%
Total revenues	$10,070.0	$7,773.7	$2,296.3	29.5%	$130.5	27.9%
Gross profit:
New vehicle retail sales	$426.5	$223.5	$202.9	90.8%	$3.2	89.3%
Used vehicle retail sales	262.0	158.1	103.9	65.7%	3.6	63.4%
Used vehicle wholesale sales	20.2	8.9	11.3	126.8%	0.4	122.0%
Total used	282.2	167.0	115.2	68.9%	4.0	66.6%
Parts and service sales	638.0	545.1	92.9	17.0%	6.4	15.9%
F&I, net	432.0	335.1	96.9	28.9%	2.8	28.1%
Total gross profit	$1,778.7	$1,270.8	$507.9	40.0%	$16.4	38.7%
Gross margin:
New vehicle retail sales	8.7%	5.7%	3.0%
Used vehicle retail sales	8.0%	7.0%	1.0%
Used vehicle wholesale sales	7.2%	4.1%	3.1%
Total used	7.9%	6.7%	1.2%
Parts and service sales	55.0%	53.9%	1.1%
Total gross margin	17.7%	16.3%	1.3%
Units sold:
Retail new vehicles sold	113,055	100,629	12,426	12.3%
Retail used vehicles sold	123,905	104,166	19,739	18.9%
Wholesale used vehicles sold	31,226	30,553	673	2.2%
Total used	155,131	134,719	20,412	15.2%
Average sales price per unit sold:
New vehicle retail	$43,434	$39,226	$4,208	10.7%	$486	9.5%
Used vehicle retail	$26,523	$21,702	$4,821	22.2%	$447	20.2%
Gross profit per unit sold:
New vehicle retail sales	$3,772	$2,221	$1,551	69.8%	$28	68.5%
Used vehicle retail sales	$2,115	$1,518	$596	39.3%	$29	37.4%
Used vehicle wholesale sales	$647	$291	$355	121.9%	$14	117.2%
Total used	$1,819	$1,240	$579	46.7%	$26	44.6%
F&I PRU	$1,823	$1,636	$187	11.4%	$12	10.7%
Other:
SG&A expenses	$1,061.8	$856.1	$205.7	24.0%	$10.9	22.8%
Adjusted SG&A expenses (1)	$1,059.4	$843.5	$215.9	25.6%	$10.8	24.3%
SG&A as % gross profit	59.7%	67.4%	(7.7)%
Adjusted SG&A as % gross profit (1)	59.6%	66.4%	(6.8)%
Operating margin %	6.5%	4.3%	2.2%
Adjusted operating margin % (1)	6.6%	4.8%	1.8%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.

Group 1 Automotive, Inc.
Same Store Operating Data - U.S.
(Unaudited)
(In millions, except unit data)

	Three Months Ended September 30,
	2021	2020	Increase/(Decrease)	% Change
Revenues:
New vehicle retail sales	$1,191.1	$1,158.8	$32.3	2.8%
Used vehicle retail sales	894.3	600.7	293.6	48.9%
Used vehicle wholesale sales	67.2	43.8	23.5	53.7%
Total used	961.5	644.4	317.1	49.2%
Parts and service sales	349.6	302.8	46.8	15.5%
F&I, net	129.0	111.8	17.3	15.5%
Total revenues	$2,631.3	$2,217.8	$413.5	18.6%
Gross profit:
New vehicle retail sales	$138.0	$79.0	$59.1	74.8%
Used vehicle retail sales	71.5	52.4	19.2	36.6%
Used vehicle wholesale sales	3.0	3.7	(0.7)	(18.8)%
Total used	74.5	56.1	18.5	33.0%
Parts and service sales	186.0	164.0	21.9	13.4%
F&I, net	129.0	111.8	17.3	15.5%
Total gross profit	$527.6	$410.8	$116.7	28.4%
Gross margin:
New vehicle retail sales	11.6%	6.8%	4.8%
Used vehicle retail sales	8.0%	8.7%	(0.7)%
Used vehicle wholesale sales	4.5%	8.4%	(4.0)%
Total used	7.8%	8.7%	(0.9)%
Parts and service sales	53.2%	54.2%	(1.0)%
Total gross margin	20.0%	18.5%	1.5%
Units sold:
Retail new vehicles sold	25,522	27,626	(2,104)	(7.6)%
Retail used vehicles sold	31,366	27,299	4,067	14.9%
Wholesale used vehicles sold	6,611	6,076	535	8.8%
Total used	37,977	33,375	4,602	13.8%
Average sales price per unit sold:
New vehicle retail	$46,670	$41,947	$4,723	11.3%
Used vehicle retail	$28,512	$22,003	$6,509	29.6%
Gross profit per unit sold:
New vehicle retail sales	$5,409	$2,858	$2,551	89.2%
Used vehicle retail sales	$2,280	$1,918	$362	18.9%
Used vehicle wholesale sales	$454	$608	$(154)	(25.4)%
Total used	$1,962	$1,679	$283	16.8%
F&I PRU	$2,268	$2,035	$234	11.5%
Other:
SG&A expenses	$304.5	$241.6	$62.9	26.0%
Adjusted SG&A expenses (1)	$303.9	$241.6	$62.3	25.8%
SG&A as % gross profit	57.7%	58.8%	(1.1)%
Adjusted SG&A as % gross profit (1)	57.6%	58.8%	(1.2)%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.

Group 1 Automotive, Inc.
Same Store Operating Data - U.S.
(Unaudited)
(In millions, except unit data)

	Nine Months Ended September 30,
	2021	2020	Increase/(Decrease)	% Change
Revenues:
New vehicle retail sales	$3,923.4	$3,042.0	$881.4	29.0%
Used vehicle retail sales	2,466.2	1,696.7	769.5	45.4%
Used vehicle wholesale sales	178.2	119.8	58.4	48.8%
Total used	2,644.4	1,816.5	827.9	45.6%
Parts and service sales	974.3	855.8	118.5	13.8%
F&I, net	386.9	297.0	89.9	30.3%
Total revenues	$7,929.1	$6,011.4	$1,917.7	31.9%
Gross profit:
New vehicle retail sales	$359.0	$181.5	$177.6	97.8%
Used vehicle retail sales	207.9	124.6	83.3	66.8%
Used vehicle wholesale sales	13.1	6.1	7.0	115.2%
Total used	221.1	130.7	90.3	69.1%
Parts and service sales	530.3	459.7	70.6	15.4%
F&I, net	386.9	297.0	89.9	30.3%
Total gross profit	$1,497.3	$1,068.9	$428.4	40.1%
Gross margin:
New vehicle retail sales	9.2%	6.0%	3.2%
Used vehicle retail sales	8.4%	7.3%	1.1%
Used vehicle wholesale sales	7.4%	5.1%	2.3%
Total used	8.4%	7.2%	1.2%
Parts and service sales	54.4%	53.7%	0.7%
Total gross margin	18.9%	17.8%	1.1%
Units sold:
Retail new vehicles sold	88,233	73,528	14,705	20.0%
Retail used vehicles sold	95,456	80,270	15,186	18.9%
Wholesale used vehicles sold	19,538	18,057	1,481	8.2%
Total used	114,994	98,327	16,667	17.0%
Average sales price per unit sold:
New vehicle retail	$44,467	$41,372	$3,094	7.5%
Used vehicle retail	$25,836	$21,138	$4,698	22.2%
Gross profit per unit sold:
New vehicle retail sales	$4,069	$2,468	$1,601	64.9%
Used vehicle retail sales	$2,178	$1,553	$625	40.3%
Used vehicle wholesale sales	$673	$338	$334	98.9%
Total used	$1,922	$1,330	$593	44.6%
F&I PRU	$2,106	$1,931	$175	9.1%
Other:
SG&A expenses	$875.9	$695.8	$180.2	25.9%
Adjusted SG&A expenses (1)	$874.1	$685.2	$188.9	27.6%
SG&A as % gross profit	58.5%	65.1%	(6.6)%
Adjusted SG&A as % gross profit (1)	58.4%	64.1%	(5.7)%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.

Group 1 Automotive, Inc.
Same Store Operating Data - U.K.
(Unaudited)
(In millions, except unit data)

	Three Months Ended September 30,
	2021	2020	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues:
New vehicle retail sales	$276.6	$374.7	$(98.1)	(26.2)%	$17.9	(31.0)%
Used vehicle retail sales	287.6	246.0	41.6	16.9%	18.3	9.5%
Used vehicle wholesale sales	34.5	39.3	(4.9)	(12.4)%	2.2	(18.0)%
Total used	322.1	285.4	36.7	12.9%	20.5	5.7%
Parts and service sales	55.9	58.1	(2.1)	(3.7)%	3.6	(9.8)%
F&I, net	14.4	15.3	(0.9)	(5.8)%	0.9	(11.8)%
Total revenues	$669.0	$733.4	$(64.4)	(8.8)%	$43.0	(14.6)%
Gross profit:
New vehicle retail sales	$19.5	$16.7	$2.8	16.8%	$1.2	9.4%
Used vehicle retail sales	21.5	17.1	4.4	25.9%	1.3	18.0%
Used vehicle wholesale sales	4.0	2.0	2.0	101.1%	0.3	88.0%
Total used	25.6	19.1	6.5	33.8%	1.6	25.4%
Parts and service sales	34.2	34.6	(0.4)	(1.2)%	2.2	(7.5)%
F&I, net	14.4	15.3	(0.9)	(5.8)%	0.9	(11.8)%
Total gross profit	$93.7	$85.7	$8.0	9.3%	$5.9	2.4%
Gross margin:
New vehicle retail sales	7.1%	4.5%	2.6%
Used vehicle retail sales	7.5%	6.9%	0.5%
Used vehicle wholesale sales	11.7%	5.1%	6.6%
Total used	7.9%	6.7%	1.2%
Parts and service sales	61.2%	59.7%	1.6%
Total gross margin	14.0%	11.7%	2.3%
Units sold:
Retail new vehicles sold	6,512	10,605	(4,093)	(38.6)%
Retail used vehicles sold	9,127	9,968	(841)	(8.4)%
Wholesale used vehicles sold	3,669	5,057	(1,388)	(27.4)%
Total used	12,796	15,025	(2,229)	(14.8)%
Average sales price per unit sold:
New vehicle retail	$42,479	$35,333	$7,146	20.2%	$2,748	12.4%
Used vehicle retail	$31,513	$24,681	$6,831	27.7%	$2,006	19.6%
Gross profit per unit sold:
New vehicle retail sales	$3,000	$1,577	$1,423	90.3%	$190	78.2%
Used vehicle retail sales	$2,358	$1,715	$643	37.5%	$148	28.9%
Used vehicle wholesale sales	$1,099	$396	$703	NM	$72	NM
Total used	$1,997	$1,271	$726	57.1%	$126	47.2%
F&I PRU	$919	$742	$177	23.9%	$58	16.0%
Other:
SG&A expenses	$58.9	$52.2	$6.8	12.9%	$3.7	5.8%
Adjusted SG&A expenses (1)	$58.4	$52.2	$6.2	11.9%	$3.7	4.8%
SG&A as % gross profit	62.9%	60.9%	2.0%
Adjusted SG&A as % gross profit (1)	62.3%	60.9%	1.4%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.
NM — Not Meaningful

Group 1 Automotive, Inc.
Same Store Operating Data - U.K.
(Unaudited)
(In millions, except unit data)

	Nine Months Ended September 30,
	2021	2020	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues:
New vehicle retail sales	$840.8	$796.1	$44.7	5.6%	$67.9	(2.9)%
Used vehicle retail sales	779.6	525.6	254.0	48.3%	59.0	37.1%
Used vehicle wholesale sales	94.7	90.3	4.4	4.9%	7.1	(3.0)%
Total used	874.4	615.9	258.5	42.0%	66.2	31.2%
Parts and service sales	157.7	132.2	25.5	19.3%	11.8	10.3%
F&I, net	40.6	34.7	5.9	17.0%	3.2	7.7%
Total revenues	$1,913.5	$1,578.9	$334.6	21.2%	$149.8	11.7%
Gross profit:
New vehicle retail sales	$52.7	$34.5	$18.1	52.6%	$4.3	40.0%
Used vehicle retail sales	50.5	31.0	19.5	62.8%	3.8	50.6%
Used vehicle wholesale sales	6.4	2.3	4.1	NM	0.5	NM
Total used	56.9	33.3	23.6	70.9%	4.3	58.0%
Parts and service sales	95.5	75.1	20.3	27.1%	7.2	17.5%
F&I, net	40.6	34.7	5.9	17.0%	3.2	7.7%
Total gross profit	$245.7	$177.7	$68.0	38.3%	$19.0	27.6%
Gross margin:
New vehicle retail sales	6.3%	4.3%	1.9%
Used vehicle retail sales	6.5%	5.9%	0.6%
Used vehicle wholesale sales	6.8%	2.6%	4.2%
Total used	6.5%	5.4%	1.1%
Parts and service sales	60.5%	56.8%	3.7%
Total gross margin	12.8%	11.3%	1.6%
Units sold:
Retail new vehicles sold	20,439	23,236	(2,797)	(12.0)%
Retail used vehicles sold	26,707	21,890	4,817	22.0%
Wholesale used vehicles sold	10,918	11,415	(497)	(4.4)%
Total used	37,625	33,305	4,320	13.0%
Average sales price per unit sold:
New vehicle retail	$41,137	$34,262	$6,875	20.1%	$3,322	10.4%
Used vehicle retail	$29,192	$24,012	$5,181	21.6%	$2,211	12.4%
Gross profit per unit sold:
New vehicle retail sales	$2,577	$1,486	$1,091	73.4%	$212	59.1%
Used vehicle retail sales	$1,890	$1,416	$474	33.5%	$142	23.4%
Used vehicle wholesale sales	$590	$203	$387	NM	$43	NM
Total used	$1,513	$1,001	$513	51.2%	$113	39.9%
F&I PRU	$862	$769	$93	12.0%	$68	3.1%
Other:
SG&A expenses	$162.0	$137.3	$24.7	18.0%	$12.7	8.8%
Adjusted SG&A expenses (1)	$161.4	$136.1	$25.3	18.6%	$12.6	9.4%
SG&A as % gross profit	65.9%	77.3%	(11.4)%
Adjusted SG&A as % gross profit (1)	65.7%	76.6%	(10.9)%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.
NM — Not Meaningful

Group 1 Automotive, Inc.
Same Store Operating Data - Brazil
(Unaudited)
(In millions, except unit data)

	Three Months Ended September 30,
	2021	2020	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues:
New vehicle retail sales	$62.3	$31.9	$30.5	95.6%	$1.6	90.5%
Used vehicle retail sales	18.0	10.9	7.0	64.6%	0.5	60.3%
Used vehicle wholesale sales	3.3	2.4	0.9	36.7%	0.1	33.2%
Total used	21.3	13.4	7.9	59.5%	0.6	55.3%
Parts and service sales	11.1	7.9	3.2	39.9%	0.3	36.2%
F&I, net	1.7	1.1	0.6	54.5%	—	50.1%
Total revenues	$96.4	$54.3	$42.2	77.7%	$2.5	73.1%
Gross profit:
New vehicle retail sales	$6.2	$2.6	$3.5	134.6%	$0.2	128.6%
Used vehicle retail sales	1.5	1.0	0.5	49.4%	—	45.2%
Used vehicle wholesale sales	0.2	0.2	—	21.5%	—	18.1%
Total used	1.8	1.2	0.5	44.9%	—	40.9%
Parts and service sales	4.9	3.7	1.2	33.4%	0.1	29.7%
F&I, net	1.7	1.1	0.6	54.5%	—	50.1%
Total gross profit	$14.5	$8.6	$5.9	68.7%	$0.4	64.1%
Gross margin:
New vehicle retail sales	9.9%	8.3%	1.6%
Used vehicle retail sales	8.4%	9.3%	(0.9)%
Used vehicle wholesale sales	7.1%	8.0%	(0.9)%
Total used	8.2%	9.1%	(0.8)%
Parts and service sales	43.9%	46.1%	(2.2)%
Total gross margin	15.0%	15.8%	(0.8)%
Units sold:
Retail new vehicles sold	1,761	1,200	561	46.8%
Retail used vehicles sold	726	552	174	31.5%
Wholesale used vehicles sold	301	282	19	6.7%
Total used	1,027	834	193	23.1%
Average sales price per unit sold:
New vehicle retail	$35,394	$26,558	$8,836	33.3%	$924	29.8%
Used vehicle retail	$24,732	$19,766	$4,967	25.1%	$644	21.9%
Gross profit per unit sold:
New vehicle retail sales	$3,510	$2,196	$1,314	59.8%	$90	55.7%
Used vehicle retail sales	$2,090	$1,840	$250	13.6%	$58	10.4%
Used vehicle wholesale sales	$792	$696	$96	13.8%	$22	10.7%
Total used	$1,709	$1,453	$256	17.6%	$47	14.4%
F&I PRU	$675	$621	$55	8.9%	$19	5.7%
Other:
SG&A expenses	$8.8	$6.9	$1.9	27.7%	$0.2	24.2%
SG&A as % gross profit	60.4%	79.8%	(19.4)%

Group 1 Automotive, Inc.
Same Store Operating Data - Brazil
(Unaudited)
(In millions, except unit data)

	Nine Months Ended September 30,
	2021	2020	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues:
New vehicle retail sales	$146.3	$109.1	$37.1	34.0%	$(12.9)	45.9%
Used vehicle retail sales	40.5	38.3	2.2	5.7%	(3.7)	15.2%
Used vehicle wholesale sales	8.0	9.2	(1.2)	(12.8)%	(0.5)	(7.0)%
Total used	48.4	47.4	1.0	2.1%	(4.2)	10.9%
Parts and service sales	28.2	23.4	4.8	20.5%	(1.9)	28.6%
F&I, net	4.4	3.4	1.1	31.1%	(0.4)	42.8%
Total revenues	$227.3	$183.4	$44.0	24.0%	$(19.4)	34.5%
Gross profit:
New vehicle retail sales	$14.8	$7.5	$7.2	95.9%	$(1.1)	111.0%
Used vehicle retail sales	3.6	2.5	1.1	44.5%	(0.2)	54.5%
Used vehicle wholesale sales	0.6	0.5	0.1	26.5%	—	34.7%
Total used	4.2	3.0	1.2	41.6%	(0.3)	51.3%
Parts and service sales	12.3	10.3	1.9	18.8%	(0.8)	26.8%
F&I, net	4.4	3.4	1.1	31.1%	(0.4)	42.8%
Total gross profit	$35.7	$24.2	$11.5	47.3%	$(2.6)	58.1%
Gross margin:
New vehicle retail sales	10.1%	6.9%	3.2%
Used vehicle retail sales	8.9%	6.5%	2.4%
Used vehicle wholesale sales	7.6%	5.2%	2.4%
Total used	8.7%	6.3%	2.4%
Parts and service sales	43.5%	44.1%	(0.6)%
Total gross margin	15.7%	13.2%	2.5%
Units sold:
Retail new vehicles sold	4,383	3,865	518	13.4%
Retail used vehicles sold	1,742	2,006	(264)	(13.2)%
Wholesale used vehicles sold	770	1,081	(311)	(28.8)%
Total used	2,512	3,087	(575)	(18.6)%
Average sales price per unit sold:
New vehicle retail	$33,370	$28,238	$5,133	18.2%	$(2,947)	28.6%
Used vehicle retail	$23,222	$19,086	$4,136	21.7%	$(2,107)	32.7%
Gross profit per unit sold:
New vehicle retail sales	$3,368	$1,950	$1,419	72.8%	$(260)	86.1%
Used vehicle retail sales	$2,070	$1,244	$826	66.4%	$(143)	77.9%
Used vehicle wholesale sales	$789	$444	$345	77.6%	$(51)	89.1%
Total used	$1,677	$964	$713	74.0%	$(115)	85.9%
F&I PRU	$724	$576	$148	25.7%	$(64)	36.9%
Other:
SG&A expenses	$23.9	$23.0	$0.9	3.7%	$(1.8)	11.4%
Adjusted SG&A expenses (1)	$23.9	$22.1	$1.7	7.8%	$(1.8)	15.8%
SG&A as % gross profit	66.9%	95.1%	(28.1)%
Adjusted SG&A as % gross profit (1)	66.9%	91.4%	(24.5)%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - Consolidated
(Unaudited)
(In millions, except per share data)

	Three Months Ended September 30, 2021
	U.S. GAAP	Non-cash gain on interest rate swaps	Catastrophic events	Acquisition costs	Legal matters	Asset impairments	Loss on extinguishment of debt	Non-GAAP adjusted
SG&A expenses	$385.1	$—	$(0.6)	$(4.3)	$3.7	$—	$—	$383.9
Asset impairments	$1.7	$—	$—	$—	$—	$(1.7)	$—	$—
Income (loss) from operations	$246.8	$—	$0.6	$4.3	$(3.7)	$1.7	$—	$249.7
Floorplan interest expense	$4.8	$0.9	$—	$—	$—	$—	$—	$5.7
Loss on extinguishment of debt	$3.8	$—	$—	$—	$—	$—	$(3.8)	$—

Income (loss) before income taxes	$225.0	$(0.9)	$0.6	$4.3	$(3.7)	$1.7	$3.8	$230.9
Less: Provision (benefit) for income taxes	52.9	(0.2)	0.1	0.9	(0.8)	0.4	—	53.4
Net income (loss)	172.1	(0.7)	0.4	3.4	(2.9)	1.3	3.8	177.5
Less: Earnings (loss) allocated to participating securities	5.7	—	—	0.1	(0.1)	—	0.1	5.9
Net income (loss) available to diluted common shares	$166.4	$(0.7)	$0.4	$3.3	$(2.8)	$1.3	$3.7	$171.7

Diluted income (loss) per common share	$9.33	$(0.04)	$0.02	$0.18	$(0.16)	$0.07	$0.21	$9.62

Effective tax rate	23.5%							23.1%

SG&A as % gross profit (1)	59.0%							58.8%
Operating margin (2)	7.0%							7.1%
Pretax margin (3)	6.4%							6.6%

Same Store SG&A expenses	$372.2	$—	$(0.6)	$(4.3)	$3.7	$—	$—	$371.0
Same Store SG&A as % gross profit (1)	58.5%							58.4%

Same Store income (loss) from operations	$242.8	$—	$0.6	$4.3	$(3.7)	$1.7	$—	$245.7
Same Store operating margin (2)	7.1%							7.2%
(1) Adjusted SG&A as % of gross profit excludes the impact of SG&A reconciling items above.
(2) Adjusted operating margin excludes the impact of SG&A reconciling items above and asset impairment charges.
(3) Adjusted pretax margin excludes the impact of SG&A reconciling items, asset impairment charges, a non-cash gain on interest rate swaps and loss on extinguishment of debt .

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - Consolidated
(Unaudited)
(In millions, except per share data)

	Three Months Ended September 30, 2020
	U.S. GAAP	Loss on extinguishment of debt	Non-GAAP adjusted
Loss on extinguishment of debt	$3.3	$(3.3)	$—

Income before income taxes	$161.0	$3.3	$164.3
Less: Provision for income taxes	34.6	0.8	35.3
Net income	126.4	2.6	129.0
Less: Earnings allocated to participating securities	4.5	0.1	4.6
Net income available to diluted common shares	$121.9	$2.6	$124.4

Diluted income per common share	$6.83	$0.14	$6.97

Effective tax rate	21.5%		21.5%

Pretax margin (1)	5.3%		5.4%
(1) Adjusted pretax margin excludes the impact of loss on extinguishment of debt.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - Consolidated
(Unaudited)
(In millions, except per share data)

	Nine Months Ended September 30, 2021
	U.S. GAAP	Non-cash loss on interest rate swaps	Catastrophic events	Dealership and real estate transactions	Acquisition costs	Legal matters	Asset impairments	Tax rate changes	Loss on extinguishment of debt	Non-GAAP adjusted
SG&A expenses	$1,080.3	$—	$(2.8)	$1.1	$(4.3)	$4.7	$—	$—	$—	$1,078.9
Asset impairments	$1.7	$—	$—	$—	$—	$—	$(1.7)	$—	$—	$—
Income (loss) from operations	$665.3	$—	$2.8	$(1.1)	$4.3	$(4.7)	$1.7	$—	$—	$668.3
Floorplan interest expense	$21.2	$(1.4)	$—	$—	$—	$—	$—	$—	$—	$19.7
Loss on extinguishment of debt	$3.8	$—	$—	$—	$—	$—	$—	$—	$(3.8)	$—

Income (loss) before income taxes	$599.6	$1.4	$2.8	$(1.1)	$4.3	$(4.7)	$1.7	$—	$3.8	$608.0
Less: Provision (benefit) for income taxes	134.6	0.3	0.6	(0.3)	0.9	(1.0)	0.4	1.9	—	137.5
Net income (loss)	465.0	1.1	2.2	(0.8)	3.4	(3.7)	1.3	(1.9)	3.8	470.4
Less: Earnings (loss) allocated to participating securities	15.6	—	0.1	—	0.1	(0.1)	—	(0.1)	0.1	15.8
Net income (loss) available to diluted common shares	$449.4	$1.1	$2.1	$(0.8)	$3.3	$(3.5)	$1.3	$(1.8)	$3.7	$454.6

Diluted income (loss) per common share	$25.21	$0.06	$0.12	$(0.05)	$0.18	$(0.20)	$0.07	$(0.10)	$0.21	$25.50

Effective tax rate	22.4%									22.6%

SG&A as % gross profit (1)	59.8%									59.8%
Operating margin (2)	6.5%									6.5%
Pretax margin (3)	5.9%									5.9%

Same Store SG&A expenses	$1,061.8	$—	$(2.8)	$—	$(4.3)	$4.7	$—	$—	$—	$1,059.4
Same Store SG&A as % gross profit (1)	59.7%									59.6%

Same Store income (loss) from operations	$658.3	$—	$2.8	$—	$4.3	$(4.7)	$1.7	$—	$—	$662.5
Same Store operating margin (2)	6.5%									6.6%
(1) Adjusted SG&A as % of gross profit excludes the impact of SG&A reconciling items above.
(2) Adjusted operating margin excludes the impact of SG&A reconciling items above and asset impairment charges.
(3) Adjusted pretax margin excludes the impact of SG&A reconciling items, asset impairment charges, a non-cash loss on interest rate swaps and loss on extinguishment of debt.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - Consolidated
(Unaudited)
(In millions, except per share data)

	Nine Months Ended September 30, 2020
	U.S. GAAP	Severance costs	Out-of-period adjustment	Asset impairments	Loss on extinguishment of debt	Non-GAAP adjusted
SG&A expenses	$870.9	$(2.1)	$(10.6)	$—	$—	$858.3
Asset impairments	$23.8	$—	$—	$(23.8)	$—	$—
Income from operations	$336.0	$2.1	$10.6	$23.8	$—	$372.5
Loss on extinguishment of debt	$13.7	$—	$—	$—	$(13.7)	$—

Income before income taxes	$242.2	$2.1	$10.6	$23.8	$13.7	$292.4
Less: Provision for income taxes	55.8	0.3	0.8	3.3	3.0	63.3
Net income	186.4	1.8	9.7	20.6	10.7	229.2
Less: Earnings allocated to participating securities	6.7	0.1	0.4	0.7	0.4	8.2
Net income available to diluted common shares	$179.7	$1.7	$9.4	$19.8	$10.3	$220.9

Diluted income per common share	$10.08	$0.10	$0.53	$1.11	$0.58	$12.40

Effective tax rate	23.1%					21.6%

SG&A as % gross profit (1)	67.7%					66.7%
Operating margin (2)	4.3%					4.7%
Pretax margin (3)	3.1%					3.7%

Same Store SG&A expenses	$856.1	$(2.1)	$(10.6)	$—	$—	$843.5
Same Store SG&A as % gross profit (1)	67.4%					66.4%

Same Store income from operations	$335.6	$2.1	$10.6	$23.8	$—	$372.1
Same Store operating margin (2)	4.3%					4.8%
(1) Adjusted SG&A as % of gross profit excludes the impact of SG&A reconciling items above.
(2) Adjusted operating margin excludes the impact of SG&A reconciling items above and asset impairment charges.
(3) Adjusted pretax margin excludes the impact of SG&A reconciling items and asset impairment charges, as well as loss on extinguishment of debt.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - U.S.
(Unaudited)
(In millions)

	Three Months Ended September 30, 2021
	U.S. GAAP	Catastrophic events	Acquisition costs	Legal settlements	Non-GAAP adjusted
SG&A expenses	$308.7	$(0.6)	$(3.8)	$3.7	$308.1
SG&A as % gross profit (1)	57.7%				57.6%

Same Store SG&A expenses	$304.5	$(0.6)	$(3.8)	$3.7	$303.9
Same Store SG&A as % gross profit (1)	57.7%				57.6%

	Nine Months Ended September 30, 2021
	U.S. GAAP	Catastrophic events	Dealership and real estate transactions	Acquisition costs	Legal matters	Non-GAAP adjusted
SG&A expenses	$883.0	$(2.8)	$1.7	$(3.8)	$4.7	$882.8
SG&A as % gross profit (1)	58.4%					58.4%

Same Store SG&A expenses	$875.9	$(2.8)	$—	$(3.8)	$4.7	$874.1
Same Store SG&A as % gross profit (1)	58.5%					58.4%

	Nine Months Ended September 30, 2020
	U.S. GAAP	Out-of-period adjustment	Non-GAAP adjusted
SG&A expenses	$706.0	$(10.6)	$695.4
SG&A as % gross profit (1)	65.3%		64.3%

Same Store SG&A expenses	$695.8	$(10.6)	$685.2
Same Store SG&A as % gross profit (1)	65.1%		64.1%
(1) Adjusted SG&A as % of gross profit excludes the impact of SG&A reconciling items above.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - U.K.
(Unaudited)
(In millions)

	Three Months Ended September 30, 2021
	U.S. GAAP	Acquisition costs	Non-GAAP Adjusted
SG&A expenses	$67.6	$(0.6)	$67.0
SG&A as % gross profit (1)	65.2%		64.6%

Same Store SG&A expenses	$58.9	$(0.6)	$58.4
Same Store SG&A as % gross profit (1)	62.9%		62.3%

	Nine Months Ended September 30, 2021
	U.S. GAAP	Dealership and real estate transactions	Acquisition costs	Non-GAAP Adjusted
SG&A expenses	$173.3	$(0.6)	$(0.6)	$172.1
SG&A as % gross profit (1)	67.1%			66.7%

Same Store SG&A expenses	$162.0	$—	$(0.6)	$161.4
Same Store SG&A as % gross profit (1)	65.9%			65.7%

	Nine Months Ended September 30, 2020
	U.S. GAAP	Severance costs	Non-GAAP Adjusted
SG&A expenses	$141.8	$(1.2)	$140.6
SG&A as % gross profit (1)	78.0%		77.3%

Same Store SG&A expenses	$137.3	$(1.2)	$136.1
Same Store SG&A as % gross profit (1)	77.3%		76.6%
(1) Adjusted SG&A as % of gross profit excludes the impact of SG&A reconciling items above.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - Brazil
(Unaudited)
(In millions)

	Nine Months Ended September 30, 2020
	U.S. GAAP	Severance costs	Non-GAAP adjusted
SG&A expenses	$23.1	$(0.9)	$22.2
SG&A as % gross profit (1)	95.3%		91.7%

Same Store SG&A expenses	$23.0	$(0.9)	$22.1
Same Store SG&A as % gross profit (1)	95.1%		91.4%
(1) Adjusted SG&A as % of gross profit excludes the impact of SG&A reconciling items above.